UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2020

STAR PEAK ENERGY TRANSITION

CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39455	85-1972187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

(Address of principal executive offices, including zip code)

(847) 905-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	STPK.U	The New York Stock Exchange
Shares of Class A common stock included as part of the units	STPK	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	STPK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 20, 2020, Star Peak Energy Transition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 35,000,000 units (the “Units”) at an offering price of $10.00 per Unit, and a private placement with Star Peak Sponsor LLC (the “Sponsor”) of 6,733,333 private placement warrants at a price of $1.50 per warrant (the “Private Placement”). The Company has granted the underwriters of the IPO a 45-day option to purchase up to an additional 5,250,000 Units at the initial public offering price to cover over-allotments, if any. The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $350,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of Class A common stock included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

On August 26, 2020, the Company issued an additional 3,358,504 units (the “Over-Allotment Units”) pursuant to the exercise by the underwriters of a portion of their over-allotment option in connection with the IPO. The Over-Allotment Units were priced at $10.00 per unit, generating total gross proceeds of $33,585,040. Concurrently, the Sponsor also purchased an additional 447,801 private placement warrants for $671,700.80. Of the proceeds received from the consummation of the IPO, the private placement purchases by the Sponsor and the sale of the Over-Allotment Units, $383,585,040 (or $10.00 per unit sold in the public offering) was deposited in the Company’s trust account.

An audited balance sheet as of August 20, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2020

STAR PEAK ENERGY TRANSITION CORP.

By:	/s/ Michael D. Wilds
Name: Michael D. Wilds
Title: Chief Financial Officer and Chief Accounting Officer